THE GABELLI VALUE FUND INC.

                                  ANNUAL REPORT
                                DECEMBER 31, 1999



                        {Graphic of five stars omitted]

MORNINGSTAR RATED(TM) GABELLI VALUE FUND 5 STARS FOR THE THREE-YEAR PERIOD ENDED 12/31/99 AMONG 3469 DOMESTIC EQUITY FUNDS, AND 4 STARS OVERALL AND FOR THE FIVE
  AND TEN-YEAR PERIODS ENDED 12/31/99 AMONG 3469, 2180 AND 770 DOMESTIC EQUITY
                              FUNDS, RESPECTIVELY.



TO OUR SHAREHOLDERS,

     The leading stock market indices rallied strongly in the fourth quarter of 1999 and finished the year at or near record highs. However, relatively few stocks participated in this year's stock market bonanza. New lows outnumbered new highs on the NYSE by a wide margin throughout much of the year. Growth continued to out-perform value across the market capitalization spectrum and large cap stocks continued to outperform small caps. Technology stocks were the biggest winners, with the tech-heavy Nasdaq Composite outdistancing all other major market indices.

     In this uneven market environment, we are extremely pleased to report that the Fund materially outperformed the Dow Jones Industrials, the Standard & Poor's 500, the Russell 2000, and the vast majority of our value fund peers.

INVESTMENT PERFORMANCE

     For the fourth quarter ended December 31, 1999, The Gabelli Value Fund's (the "Fund") total return was a solid 12.06%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Indices had total returns of 14.87%, 6.67% and 18.44%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 31.92% for 1999. The S&P 500, Value Line Composite and Russell 2000 Indices rose 21.03%, 10.56% and 21.26%, respectively, over the same twelve-month period.

     For the ten-year period ended December 31, 1999, the Fund's total return averaged 18.57% annually versus average annual total returns of 18.19%, 13.46% and 13.40% for the S&P 500, Value Line Composite and Russell 2000 Indices, respectively. Since inception on September 29, 1989 through December 31, 1999, the Fund had a cumulative total return of 460.60%, which equates to an average annual total return of 18.29%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.


INVESTMENT RESULTS (a)
----------------------------------------------------------------------------------------------------------------
                                                                    Quarter
                                                  -------------------------------------------
                                                    1st         2nd         3rd         4th          Year
                                                   -----       -----       -----       -----        ------
   1999:  Net Asset Value ....................    $17.29     $19.58      $18.93        $19.45        $19.45
          Total Return .......................      7.5%      13.2%       (3.3)%        12.1%         31.9%
----------------------------------------------------------------------------------------------------------------
   1998:  Net Asset Value ....................    $16.43     $16.94      $14.71        $16.08        $16.08
          Total Return .......................     14.9%       3.1%      (13.2)%        19.8%         23.2%
----------------------------------------------------------------------------------------------------------------
   1997:  Net Asset Value ....................    $11.63     $14.11      $15.73        $14.30        $14.30
          Total Return .......................      1.0%      21.3%       11.5%          8.6%         48.2%
----------------------------------------------------------------------------------------------------------------
   1996:  Net Asset Value ....................    $12.88     $13.08      $12.63        $11.52        $11.52
          Total Return .......................     10.9%       1.6%       (3.4)%         0.0%          8.7%
----------------------------------------------------------------------------------------------------------------
   1995:  Net Asset Value ....................    $11.41     $11.75      $12.81        $11.61        $11.61
          Total Return .......................      8.8%       3.0%        9.0%          0.3%         22.5%
----------------------------------------------------------------------------------------------------------------
   1994:  Net Asset Value ....................    $11.37     $11.55      $12.43        $10.49        $10.49
          Total Return .......................     (6.0)%      1.6%        7.6%         (2.7)%         0.0%
----------------------------------------------------------------------------------------------------------------
   1993:  Net Asset Value ....................    $11.15     $11.93      $13.92        $12.09        $12.09
          Total Return .......................     10.1%       7.0%       16.7%          1.5%         39.4%
----------------------------------------------------------------------------------------------------------------
   1992:  Net Asset Value ....................    $10.40      $9.84      $10.04        $10.13        $10.13
          Total Return .......................      9.7%      (5.4)%       2.0%          6.4%         12.7%
----------------------------------------------------------------------------------------------------------------
   1991:  Net Asset Value ....................     $9.51      $9.50       $9.57         $9.48         $9.48
          Total Return .......................     11.8%      (0.1)%       0.7%          2.5%         15.3%
----------------------------------------------------------------------------------------------------------------
   1990:  Net Asset Value ....................     $9.23      $9.36       $8.19         $8.51         $8.51
          Total Return .......................     (2.4)%      1.4%      (12.5)%         9.0%         (5.6)%
----------------------------------------------------------------------------------------------------------------
   1989:  Net Asset Value ....................       __         __          __          $9.58         $9.58
          Total Return .......................       __         __          __           2.1%(b)       2.1%(b)
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
   Average Annual Returns - December 31, 1999 (a)
-------------------------------------------------------

1 Year ....................................   31.92%
       ....................................   24.63%(c)
5 Year ....................................   26.26%
       ....................................   24.84%(c)
10 Year ...................................   18.57%
       ....................................   17.90%(c)
Life of Fund (b) ..........................   18.29%
       ....................................   17.64%(c)
-------------------------------------------------------

                  Dividend History
---------------------------------------------------------
Payment (ex) Date    Rate Per Share    Reinvestment Price
-----------------    --------------    ------------------
December 27, 1999        $1.720              $18.98
December 28, 1998        $1.490              $15.54
December 29, 1997        $2.720              $14.01
December 27, 1996        $1.110              $11.57
December 27, 1995        $1.230              $11.56
December 30, 1994        $1.600              $10.49
December 31, 1993        $2.036              $12.09
December 31, 1992        $0.553              $10.13
December 31, 1991        $0.334              $ 9.48
December 31, 1990        $0.420              $ 8.51
March 19, 1990           $0.120              $ 9.21
December 29, 1989        $0.068              $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   THE GABELLI VALUE FUND, THE CONSUMER PRICE INDEX +10% AND THE S&P 500 INDEX

[line graph omitted--plot points as follows]

                         GABELLI VALUE FUND         CONSUMER PRICE INDEX +10%              S&P 500 INDEX
9/29/89                       $ 9,450                       $10,000                           $10,000
12/89                           9,648                        10,338                            10,210
                                9,108                        12,003                             9,893
12/91                          10,502                        13,571                            12,910
                               11,836                        15,322                            13,556
12/93                          16,510                        17,275                            14,925
                               16,510                        19,464                            15,119
12/95                          20,220                        21,905                            20,803
                               21,979                        24,823                            25,588
12/97                          32,579                        27,727                            34,122
                               40,137                        30,946                            43,915
12/99                          52,000                        34,876                            54,000
                          actual is 52,949*                                           actual number is 53,150
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*INCLUDES EFFECT OF MAXIMUM SALES CHARGE OF 5.5%.


WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last ten years at The Gabelli Value Fund and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

[Graphic of Pyramid omitted--text as follows]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH
[End of Pyramid text]

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division, or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

1999'S HAVE AND HAVE NOT MARKET

      At year-end 1999, many investors were left pondering how and why their individual stock and/or mutual fund portfolios performed so poorly in a year in which all the leading stock market indices posted strong gains. The answer is simple. A relative handful of increasingly popular technology and Internet-related stocks propelled the capitalization-weighted market indices higher, while the majority of stocks languished. If you owned these types of companies, you were a winner. If you owned index funds, you earned respectable returns. If you owned most anything else, especially value stocks and most value oriented funds, you had a "dull year".

      How did our largely non-tech, value-oriented portfolio perform so well in this extremely narrow market? First, we pick businesses with good growth prospects that are reasonably valued compared to their "intrinsic value". Secondly, we look for a "catalyst" that will surface that underlying value.

      The seeds for this year's performance harvest were sown four and five years ago when we were buying telecommunications, cable television and media stocks at what we viewed as bargain basement prices. Our intensive research in these groups, and the identification of "catalysts" that would surface value, rewarded us in 1997 - 1998 and again this year. Importantly, despite recent years' excellent performance, our holdings in these industries remain quite reasonably valued in light of still favorable business prospects.

      And, of course, we benefited from financial engineering - particularly deals, as merger and acquisition activity was at an all time high.

--------------------------------------------------------------------------------
                                                   FLOW OF FUNDS ($ Billions)


SOURCES                                           1994      1995      1996      1997      1998       1999(E)
-------                                           ----      ----    -------    ------    ------     -------
U.S. Deals                                        $340      $511    $  652     $  919    $1,620     $1,745
Stock Buybacks                                      47        99       176        181       207        178
Equity Mutual Funds (Net)                          119       128       222        232       157        188
Dividends                                          182       254       298        334       349        367
                                                  ----      ----    -------    ------    ------     -------
TOTAL SOURCES:                                     688       992     1,348      1,666     2,333      2,478
                                                  ----      ----    -------    ------    ------     -------

USES
----
IPOs                                                29        30        50         43        37         69
U.S./International Equity Capital Flow
   U.S. Purchases of Non-U.S. Equities (net)        48        50        59         41        (6)        22
   International Purchases of U.S. Equities (net)    1        11        12         70        50         73
                                                  ----      ----    -------    ------    ------     -------

   Net Flow:                                        47        39        47        (29)      (56)       (51)
                                                  ----      ----    -------    ------    ------     -------

TOTAL USES:                                         76        69        97         14       (19)        18
                                                  ----      ----    -------    ------    ------     -------
NET FLOW OF FUNDS:                                $612      $923    $1,251     $1,652    $2,352     $2,460
                                                  ====      ====    =======    ======    ======     =======

SOURCES: SECURITIES DATA CORP, INVESTMENT COMPANY INSTITUTE, BIRINYI ASSOCIATES, FEDERAL RESERVE BOARD (SAAR-DIV.) (C)2000 GABELLI ASSET MANAGEMENT INC.
--------------------------------------------------------------------------------

THE ECONOMY AND THE MARKET: INFLATION, INTEREST RATES, AND CORPORATE PROFITS

      Inflation, interest rates and corporate profits represent an economic trifecta for stocks. Through most of this historic eighteen-year bull market, we have enjoyed low inflation, declining interest rates and strong corporate profit growth. Over the last two years the market has managed to advance despite one or another of these economic horses breaking stride. In 1998, the market shrugged off lackluster corporate earnings growth. This year, the market delivered double-digit returns despite higher inflation and materially higher interest rates. Looking ahead, we suspect the market will not be able to maintain its pace if one or more of these horses pull up lame.

      We believe corporate earnings will continue to run strong. The global economic recovery improves the profit picture for many American companies. The Asian and European economies continue to advance and we see synchronized global growth in the year 2000 providing corporate profits with a tailwind that will result in earnings that may be even better than current Wall Street estimates. The wild card is the American consumer. At present, consumer confidence remains strong. Everyone who wants a job has one and wages are rising. However, it now costs more to gas up the car and heat our homes. Variable rate mortgage payments will soon be higher and the days of raising spending money by refinancing your home at lower fixed rates are over for the time being. Also, with the yen strengthening against the dollar, all of the Japanese cars, televisions, stereos, and video games that the American consumer loves will be more expensive. Will all this be enough to cause the American consumer to tighten the purse strings? Or will the "wealth effect" of a rising stock market and a significant tax cut--the Republicans are running on the "3 Fs" (Faith, Finances, and Family)--provide a bonus for Americans to spend?

      Inflation, as measured by the Consumer Price Index ("CPI"), is currently running around 2.7%--about a percentage point higher than last year, but still in the comfort zone. Can we expect inflation to stabilize at present levels or will it trend materially higher, eventually disrupting the economy and stock market? This depends on two things: (1) whether the Federal Reserve will succeed in cooling the economy and (2) whether improving productivity will continue to offset rising wages in today's tight market. Nobody (and that includes us) seems to have a good handle on these two issues and, consequently, the short term outlook for inflation remains cloudy. Longer term, we see the Internet as a disinflationary force. E-commerce is taking the middleman out of the picture and in the process eliminating an entire level of cost in the economic system. It is also heightening price competition. If E-commerce approaches its growth potential, we believe inflation will remain in check.

      Without a clear reading on the inflation front, making near term interest rate forecasts is an even greater folly than usual. We note that although stocks advanced while bonds declined from January through April, they eventually stalled as bonds continued to drift lower. When bonds rallied briefly in late October, stocks took off shortly thereafter. At year-end, bonds were once again sinking, but stocks moved steadily higher. If bonds continue to decline and market interest rates continue to rise, it will eventually take the wind out of the stock market's sail.

GREENSPEAK

      The following is excerpted from Federal Reserve Board Chairman Alan Greenspan's speech, given before the Economic Club of New York on January 13, 2000. Greenspan ponders the impending arrival of the U.S. economy at its longest peacetime expansion of this half-century, reflecting on the "New Economy" and where we will go from here:

      "WE ARE WITHIN WEEKS OF ESTABLISHING A RECORD FOR THE LONGEST ECONOMIC EXPANSION IN THIS NATION'S HISTORY. THE 106-MONTH EXPANSION OF THE 1960S, WHICH WAS ELONGATED BY THE VIETNAM WAR, WILL BE SURPASSED IN FEBRUARY. NONETHELESS, THERE REMAIN FEW EVIDENT SIGNS OF GERIATRIC STRAIN THAT TYPICALLY PRESAGE AN IMMINENT ECONOMIC DOWNTURN...

      WHAT  SHOULD BE  INDISPUTABLE  IS THAT A NUMBER OF NEW  TECHNOLOGIES  THAT
EVOLVED LARGELY FROM THE CUMULATIVE INNOVATIONS OF THE PAST HALF-CENTURY HAVE NOW BEGUN TO BRING ABOUT AWESOME CHANGES IN THE WAY GOODS AND SERVICES ARE PRODUCED AND, ESPECIALLY, IN THE WAY THEY ARE DISTRIBUTED TO FINAL USERS... CAPITAL MARKETS, NOT COMFORTABLE WITH DISCONTINUOUS SHIFTS IN ECONOMIC STRUCTURE, ARE GROPING FOR SENSIBLE EVALUATIONS OF [INNOVATIVE INTERNET STARTUP FIRMS]... ONE RESULT OF THE MORE-RAPID PACE OF IT INNOVATION HAS BEEN A VISIBLE ACCELERATION OF THE PROCESS OF "CREATIVE DESTRUCTION," A SHIFTING OF CAPITAL FROM FAILING TECHNOLOGIES INTO THOSE TECHNOLOGIES AT THE CUTTING EDGE...

      INDEED, THESE DEVELOPMENTS EMPHASIZE THE ESSENCE OF INFORMATION TECHNOLOGY--THE EXPANSION OF KNOWLEDGE AND ITS OBVERSE, THE REDUCTION IN UNCERTAINTY. AS A CONSEQUENCE, RISK PREMIUMS THAT WERE ASSOCIATED WITH ALL FORMS OF BUSINESS ACTIVITIES HAVE DECLINED... THE RELATIONSHIP BETWEEN BUSINESSES AND CONSUMERS ALREADY IS BEING CHANGED BY THE EXPANDING OPPORTUNITIES FOR E-COMMERCE. THE FORCES UNLEASHED BY THE INTERNET ARE ALMOST SURELY TO BE EVEN MORE POTENT WITHIN AND AMONG BUSINESSES, WHERE UNCERTAINTIES ARE BEING REDUCED BY IMPROVING THE QUANTITY, THE RELIABILITY, AND THE TIMELINESS OF INFORMATION. THIS IS THE CASE IN MANY RECENT INITIATIVES, ESPECIALLY AMONG OUR MORE SEASONED COMPANIES, TO CONSOLIDATE AND RATIONALIZE THEIR SUPPLY CHAINS USING THE INTERNET...

      AN ABILITY TO REORGANIZE PRODUCTION AND DISTRIBUTION PROCESSES IS ESSENTIAL TO TAKE ADVANTAGE OF NEWER TECHNOLOGIES. INDEED, THE COMBINATION OF A MARKED SURGE IN MERGERS AND ACQUISITIONS, AND ESPECIALLY THE VAST INCREASE IN STRATEGIC ALLIANCES, INCLUDING ACROSS BORDERS, IS DRAMATICALLY ALTERING BUSINESS STRUCTURES TO CONFORM TO THE IMPERATIVES OF THE NEWER TECHNOLOGIES.

      TO BE SURE, INCREASES IN WAGES IN EXCESS OF PRODUCTIVITY GROWTH MAY NOT BE INFLATIONARY, AND DESTRUCTIVE OF ECONOMIC GROWTH, IF OFFSET BY DECREASES IN OTHER COSTS OR DECLINING PROFIT MARGINS. A PROTRACTED DECLINE IN MARGINS,
HOWEVER, IS A RECIPE FOR RECESSION. THUS, IF OUR OBJECTIVE OF MAXIMUM SUSTAINABLE ECONOMIC GROWTH IS TO BE ACHIEVED, THE POOL OF AVAILABLE WORKERS CANNOT SHRINK INDEFINITELY...IF A TREND CANNOT CONTINUE, IT WILL STOP. WHAT WILL STOP THE WEALTH-INDUCED EXCESS OF DEMAND OVER PRODUCTIVITY-EXPANDED SUPPLY IS LARGELY DEVELOPMENTS IN FINANCIAL MARKETS...

      WE ARE IN A PERIOD OF DRAMATIC GAINS IN INNOVATION AND TECHNICAL CHANGE THAT CHALLENGE ALL OF US, AS OWNERS OF CAPITAL, AS SUPPLIERS OF LABOR, AS VOTERS AND POLICYMAKERS. HOW WELL POLICY CAN BE FASHIONED TO ALLOW THE PRIVATE SECTOR TO MAXIMIZE THE BENEFITS OF INNOVATIONS THAT WE CURRENTLY ENJOY, AND TO CONTAIN THE IMBALANCES THEY CREATE, WILL SHAPE THE ECONOMIC CONFIGURATION OF THE FIRST PART OF THE NEW CENTURY."

SUPPLY/DEMAND AND VALUATIONS

      Although 1999 was a big year for Initial Public Offerings ("IPOs"), it was an even bigger year for deals. The end result was that the supply of stock in the market continued to shrink. We believe that what we have termed "The Third Great Wave of Takeovers" is far from cresting. In fact, we think it will continue to swell as companies throughout the world attempt to lower costs and improve their competitive positions via acquisitions. The elimination of "pooling of interest" accounting in stock swap mergers--scheduled to take effect at the beginning of January 2001--will likely accelerate deal activity this year.

      Fueled by IRA, 401K, and Keogh Plan investing, demand for equities remains strong. The market's sharp September/October correction didn't seem to discourage investors, who in recent years have become accustomed to buying stocks on dips. Barring a severe recession and/or a full scale bear market, we believe the demand for stocks will continue to grow.

      Where, then, will demand be channeled? Will demand go to the same handful of stocks every one wants to own today, or to what has become a vast wasteland of high quality companies in other industries that have been largely ignored in recent years? We believe valuations will ultimately come into play. Great technology companies have terrific growth prospects. They also have current valuations that defy economic gravity. Sooner or later, investors will realize that you can pay too much for good technology companies, particularly when there are so many equally good companies in other good businesses trading at bargain basement prices. Ironically, this may eventually result in a mirror image market, with the leading market indices being dragged down by flagging technology stocks and the majority of stocks doing better on an absolute and relative basis.

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Value Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                                                  1999 COMPLETED DEALS


                                         NUMBER       AVERAGE COST       CLOSING
   FUND HOLDING                       OF SHARES (a)   PER SHARE (b)     PRICE (c)   CLOSING DATE    %RETURN (d)
   -------------                      -------------   ------------     ----------   ------------   -----------
   COMSAT Corp.                          230,000        $26.81          $45.50         09/17/99      69.71%
   Whitman Corp.                         640,000         12.02           17.94         05/20/99      49.25%
   BA Merchant Services Inc.             150,000         20.33           20.44         04/27/99       0.54%
   AMP Inc.                               40,000         39.33           53.75         04/02/99      36.66%
   TCI/ Liberty Media Group              456,400         37.93           54.44         03/10/99      43.53%
   TCI Ventures                          450,000          8.41           28.00         03/10/99     232.94%
   Tele-Communications Inc., Cl.A        720,000         13.48           67.88         03/10/99     403.56%
----------------------------------------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------

THIS YEAR'S SCORECARD

      Telecommunications (both wired and wireless) stocks, including Telephone & Data Systems, Telecom Italia Mobile, Rogers Cantel, Rogers Communications, RCN, Commonwealth Telephone and Citizens Utilities, were at the top of 1999's performance list. Cable television stocks MediaOne and Cablevision Systems also performed extremely well, as did cable network companies AT&T / Liberty Media Group and USA Networks. Small group broadcasters BHC Communications, Chris-Craft and Paxson Communications contributed to returns. Multimedia giants Viacom, News Corp., and Tribune were also stellar performers.

      After a good start, our industrial cyclical investments disappointed. Auto-parts suppliers Superior Industries, Modine and Dana were all positioned at the rear of our portfolio return rankings and Genuine Parts, the world's largest auto-parts retailer, fell sharply. Aerospace component manufacturers Barnes Group, Fairchild and Sequa stalled on the performance runway. There was nothing comforting about declines in consumer products companies Carter -Wallace and Ralston Purina, and our cigars faded out this year with General Cigar and Gallaher Group.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CITIZENS UTILITIES CO. (CZN - $14.1875 - NYSE) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $18.75 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Last year, management authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced
                                       8
agreements to acquire about 900,000 rural access lines in 11 states for $2.8 billion. CZN intends to finance the transactions by divesting its public services operations. It has already announced the sale of its water operations to American Water Resources for $835 million. The company has sold its 16% stake in Centennial Cellular Corp. for approximately $205 million. Citizens has monetized its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

DEXTER CORP. (DEX - $39.75 - NYSE), located in Windsor Locks, Connecticut, is a specialty materials company principally serving the worldwide aerospace, electronics, food packaging and medical markets, with products based on proprietary technologies. Through 75% ownership of Life Technologies, Inc. Dexter's life sciences segment focuses on the development and manufacture of precise, reproducible biological and biochemical products for life sciences research and commercial applications within the medical market. The non-wovens segment focuses on the proprietary formulation and manufacture of long-fiber, wet-formed products, primarily for use in the food packaging, medical and hygiene markets. The specialty polymers segment includes product offerings based on polymer technology for the formulation and processing of specialty adhesives, coatings and encapsulants primarily for use in the aerospace and electronics markets.

FERRO CORP. (FOE - $22.00 - NYSE), based in Cleveland, is a global specialty chemical manufacturer. The company is a leading producer of frits, powder coatings, polymer additives and plastic compounds. New CEO Hector Ortino is positioning Ferro to be a premier specialty chemical provider by focusing on profitable growth and shareholder value. The company's new strategy of using mature, cash generating businesses in the portfolio to finance investments in "springboard" businesses should help to accelerate earnings per share growth.

ROLLINS INC. (ROL - $15.00 - NYSE), which observed its 50th anniversary in 1998, is one of the nation's largest consumer services companies. Through its wholly-owned subsidiary, Orkin Exterminating Company, Inc., the Company provides essential pest control services and protection against termite damage, rodents, and insects to approximately 1.6 million residential and commercial customers. Orkin serves customers in the U.S., Canada and Mexico from over 400 company-owned and franchised branch locations.

WATTS INDUSTRIES INC. (WTS - $14.75 - NYSE) was founded in 1874 to make steam pressure regulators for the New England textile industry. Based in North Andover, Massachusetts, Watts is now one of the world's largest independent valve companies, designing, manufacturing and selling an extensive line of valves for the plumbing and heating, water quality, industrial and oil and gas markets. In December 1998, the company announced plans to spin off its CIRCOR International industrial oil and gas unit to shareholders. The spin-off was completed on October 6, 1999. Watts shareholders received one CIRCOR share valued at $10.625 per share for every two Watts shares. Watts will now focus on its remaining plumbing and heating and water quality businesses.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

IN CONCLUSION

      Without technology superstars or surging Internet stocks, the Fund outperformed all the major stock market indices. We finished well ahead of most of our value fund peers. As always, we have some reservations about the market--at least the market as represented by capitalization weighted indices dominated by small handfuls of those stocks that everyone wants to own. However, we see exceptional value in the vast wasteland of quality companies that have been virtually ignored in recent years.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.


                                                   Sincerely,

                                                   [/s/ signature omitted]


                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------

Viacom Inc.                              Liberty Media Group
Media General Inc.                       Chris-Craft Industries Inc.
Telephone & Data Systems Inc.            USA  Networks Inc.
Cablevision Systems Corp.                Navistar International Corp.
MediaOne Group Inc.                      Liberty Corp.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                               MARKET
     SHARES                                     COST           VALUE
     ------                                     ----          --------

              COMMON STOCKS -- 93.4%
              AGRICULTURE -- 0.6%
     580,000  Archer-Daniels-Midland Co. .. $  9,097,400    $  7,068,750
                                            ------------    ------------
              AUTOMOTIVE -- 0.2%
      30,000  General Motors Corp. ........    1,962,750       2,180,625
                                            ------------    ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.6%
     635,000  Dana Corp. ..................   26,533,545      19,010,312
     500,000  GenCorp Inc. ................    5,544,805       4,937,500
     300,000  Genuine Parts Co. ...........    7,714,116       7,443,750
     260,000  Modine Manufacturing Co. ....    8,282,310       6,500,000
      45,000  Superior Industries
                International Inc. ........    1,130,006       1,206,562
     400,000  Tenneco Automotive Inc. .....    3,750,573       3,725,000
                                            ------------    ------------
                                              52,955,355      42,823,124
                                            ------------    ------------
              AVIATION: PARTS AND SERVICES -- 0.3%
      75,000  Barnes Group Inc. ...........    1,688,150       1,223,438
     270,000  Fairchild Corp., Cl. A+ .....    4,799,427       2,446,875
                                            ------------    ------------
                                               6,487,577       3,670,313
                                            ------------    ------------
              BROADCASTING -- 7.6%
     150,000  Ackerley Group Inc. .........    2,315,758       2,718,750
       3,300  BHC Communications
                Inc., Cl. A ...............      439,728         528,000
     645,000  Chris-Craft Industries Inc.+    19,479,611      46,520,625
     165,000  Gray Communications
                Systems Inc., Cl. B .......    2,336,155       2,227,500
      90,000  Grupo Televisa SA, GDR+ .....    1,995,026       6,142,500
     706,500  Liberty Corp. ...............   30,592,962      29,805,469
     320,000  Paxson Communications
                Corp., Cl. A+ .............    2,908,637       3,820,000
                                            ------------    ------------
                                              60,067,877      91,762,844
                                            ------------    ------------
              BUSINESS SERVICES -- 1.0%
     160,000  Berlitz International Inc.+ .    2,838,075       2,750,000
     330,369  Cendant Corp.+ ..............    6,378,754       8,775,427
      50,000  National Processing Inc.+ ...      453,594         443,750
                                            ------------    ------------
                                               9,670,423      11,969,177
                                            ------------    ------------
              CABLE -- 11.4%
     945,000  Cablevision Systems
                Corp., Cl. A+ .............   12,027,966      71,347,500
     860,000  MediaOne Group Inc.+ ........   21,775,115      66,058,750
                                            ------------    ------------
                                              33,803,081     137,406,250
                                            ------------    ------------
              COMMUNICATIONS EQUIPMENT -- 0.1%
      30,000  Scientific-Atlanta Inc. .....      545,488       1,668,750
                                            ------------    ------------




                                                               MARKET
     SHARES                                     COST           VALUE
     ------                                     ----          --------

              COMPUTER SOFTWARE AND SERVICES -- 0.1%
     180,000  Tyler Technologies Inc. ..... $    387,050    $    990,000
                                            ------------    ------------
              CONSUMER PRODUCTS -- 2.8%
     505,000  Carter-Wallace Inc. .........    7,574,631       9,058,437
      30,000  Gallaher Group plc, ADR .....      703,539         461,250
     290,000  General Cigar
                Holdings Inc.+ ............    3,209,979       2,410,625
     168,000  General Cigar
                Holdings Inc., Cl. B+ (a) .    1,414,002       1,396,500
     170,000  Hartmarx Corp.+ .............    1,174,937         690,625
     250,000  Imasco Ltd. .................    6,611,445       6,918,947
      10,000  National Presto Industries Inc.    353,156         355,000
     400,000  Ralston Purina Group ........    9,398,363      11,150,000
      41,700  Syratech Corp.+ .............      983,310         333,600
      85,000  Wolverine World Wide Inc. ...      855,819         929,687
                                            ------------    ------------
                                              32,279,181      33,704,671
                                            ------------    ------------
              CONSUMER SERVICES -- 0.6%
     510,000  Rollins Inc. ................    8,910,327       7,650,000
                                            ------------    ------------
              DIVERSIFIED INDUSTRIAL -- 0.7%
      50,000  Ampco-Pittsburgh Corp. ......      250,017         506,250
     100,000  GenTek Inc. .................      987,458       1,043,750
     225,000  Katy Industries Inc. ........    1,943,459       1,954,687
      85,000  Lamson & Sessions Co.+ ......      486,339         414,375
      40,000  Reynolds Metals Co. .........    2,706,478       3,065,000
     145,000  WHX Corp.+ ..................    1,613,331       1,305,000
                                            ------------    ------------
                                               7,987,082       8,289,062
                                            ------------    ------------
              ELECTRONICS -- 0.7%
     100,000  Thomas & Betts Corp. ........    3,030,729       3,187,500
     145,000  Watkins-Johnson Co. .........    4,372,669       5,800,000
                                            ------------    ------------
                                               7,403,398       8,987,500
                                            ------------    ------------
              ENERGY AND UTILITIES -- 1.4%
     130,000  Columbia Energy Group .......    8,383,050       8,222,500
     110,000  Florida Progress Corp. ......    5,138,168       4,654,375
     156,000  Southwest Gas Corp. .........    3,027,730       3,588,000
                                            ------------    ------------
                                              16,548,948      16,464,875
                                            ------------    ------------
              ENTERTAINMENT -- 20.0%
     200,000  Ascent Entertainment
                Group Inc.+ ...............    2,147,378       2,537,500
     150,000  GC Companies Inc.+ ..........    5,696,631       3,881,250
     879,800  Liberty Media Group, Cl. A+ .    8,770,477      49,928,650
     115,000  Seagram Co. .................    5,507,439       5,167,813
     770,000  USA Networks Inc.+ ..........   10,480,314      42,542,500
   2,260,000  Viacom Inc., Cl. A+ .........   36,443,972     136,588,750
                                            ------------    ------------
                                              69,046,211     240,646,463
                                            ------------    ------------

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                               MARKET
     SHARES                                     COST           VALUE
     ------                                     ----          --------

              COMMON STOCKS (CONTINUED)
              ENVIRONMENTAL SERVICES -- 1.1%
     765,000  Waste Management Inc. ....... $ 16,631,262    $ 13,148,437
                                            ------------    ------------
              EQUIPMENT AND SUPPLIES -- 7.2%
     150,000  CIRCOR International Inc.+ ..    1,383,138       1,546,875
      30,000  Deere & Co. .................      804,338       1,301,250
     250,000  Flowserve Corp. .............    5,729,068       4,250,000
     130,000  Gerber Scientific Inc. ......    1,111,661       2,851,875
     225,000  Hussmann
                International Inc. ........    1,810,085       3,389,062
     800,000  Mark IV Industries Inc. .....   14,824,962      14,150,000
     780,000  Navistar International
                Corp.+ ....................   20,812,885      36,952,500
     239,000  Pittway Corp., Cl. A ........      490,526      10,710,187
      75,000  Sequa Corp., Cl. A+ .........    2,704,459       4,045,312
      24,500  Sequa Corp., Cl. B+ .........    1,203,320       1,470,000
       7,500  Smith (A.O.) Corp., Cl. A ...      208,100         159,375
       2,500  Smith (A.O.) Corp., Cl. B ...       62,781          54,687
     400,000  Watts Industries Inc., Cl. A     4,957,061       5,900,000
                                            ------------    ------------
                                              56,102,384      86,781,123
                                            ------------    ------------
              FINANCIAL SERVICES -- 0.8%
      12,000  Chase Manhattan Corp. .......      878,350         932,250
      35,000  Mellon Financial Corp. ......    1,233,281       1,192,188
      60,000  Merrill Lynch & Co. Inc. ....    4,123,389       5,010,000
     150,000  Pioneer Group Inc.+ .........    2,818,058       2,362,500
      15,000  St. Paul Companies Inc. .....      505,719         505,313
                                            ------------    ------------
                                               9,558,797      10,002,251
                                            ------------    ------------
              FOOD AND BEVERAGE -- 2.5%
      35,000  Advantica Restaurant
                Group Inc.+ ...............      307,389          61,250
      35,000  Bestfoods Inc. ..............    1,746,063       1,839,688
      55,000  Celestial Seasonings Inc.+ ..      947,508       1,023,516
     185,000  Corn Products
                International Inc. ........    5,548,285       6,058,750
     360,000  PepsiCo Inc. ................   12,667,623      12,690,000
     640,000  Whitman Corp. ...............    7,692,913       8,600,000
                                            ------------    ------------
                                              28,909,781      30,273,204
                                            ------------    ------------
              HEALTH CARE -- 1.0%
     110,000  American Home
                Products Corp. ............    4,876,438       4,338,125
     280,000  IVAX Corp.+ .................    2,615,606       7,210,000
                                            ------------    ------------
                                               7,492,044      11,548,125
                                            ------------    ------------
              HOTELS AND GAMING -- 3.5%
     600,000  Aztar Corp.+ ................    4,319,446       6,525,000
     270,000  Gaylord Entertainment
                Co., Cl. A ................    7,844,274       8,083,125



                                                               MARKET
     SHARES                                     COST           VALUE
     ------                                     ----          --------
     670,000  Hilton Hotels Corp. ......... $  9,995,067    $  6,448,750
   1,750,000  Ladbroke Group plc, ADR .....    7,520,890       5,604,082
   1,000,000  Mirage Resorts Inc.+ ........   15,831,143      15,312,500
                                            ------------    ------------
                                              45,510,820      41,973,457
                                            ------------    ------------
              METALS AND MINING -- 0.4%
      15,000  Barrick Gold Corp. ..........      269,828         265,313
     500,000  Echo Bay Mines Ltd.+ ........    1,487,760         593,750
      80,000  Homestake Mining Co. ........      952,438         625,000
      50,000  Newmont Mining Corp. ........    1,292,125       1,225,000
      55,000  Placer Dome Inc. ............      651,513         591,250
     365,000  Royal Oak Mines Inc.+ .......      533,235          15,131
   2,000,000  TVX Gold Inc.+ ..............    2,601,767       1,625,000
                                            ------------    ------------
                                               7,788,666       4,940,444
                                            ------------    ------------
              PAPER AND FOREST PRODUCTS-- 0.4%
     500,000  Pactiv Corp.+ ...............    6,003,369       5,312,500
                                            ------------    ------------
              PUBLISHING -- 9.5%
      25,000  McGraw Hill Companies Inc. ..      771,004       1,540,625
   1,752,000  Media General Inc., Cl. A (b)   38,654,098      91,104,000
     115,000  Meredith Corp. ..............    2,294,407       4,794,063
     350,000  Penton Media Inc. ...........    4,061,045       8,400,000
     250,000  Reader's Digest
                Association Inc., Cl. B ...    6,210,153       6,625,000
      35,000  Tribune Co. .................    1,070,950       1,927,188
                                            ------------    ------------
                                              53,061,657     114,390,876
                                            ------------    ------------
              REAL ESTATE -- 0.9%
     750,000  Catellus Development
                Corp.+ ....................    9,453,786       9,609,375
     130,000  Griffin Land &
                Nurseries Inc.+ ...........    1,463,689       1,495,000
                                            ------------    ------------
                                              10,917,475      11,104,375
                                            ------------    ------------
              RETAIL -- 3.0%
     300,000  Albertson's Inc. ............    9,382,650       9,675,000
   1,450,000  AutoNation Inc.+ ............   18,801,850      13,412,500
     100,000  Blockbuster Inc., Cl. A+ ....    1,201,624       1,337,500
      15,000  Burlington Coat Factory
                Warehouse Corp. ...........      236,342         208,125
      60,000  Delhaize America Inc., Cl. A     1,663,792       1,218,750
      63,600  Ingles Markets Inc., Cl. A ..      813,890         707,550
     140,000  Lillian Vernon Corp. ........    2,004,440       1,557,500
     298,000  Neiman Marcus Group Inc.+ ...    7,843,569       8,027,375
                                            ------------    ------------
                                              41,948,157      36,144,300
                                            ------------    ------------

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                               MARKET
     SHARES                                     COST           VALUE
     ------                                     ----          --------
              COMMON STOCKS (CONTINUED)
              SATELLITE -- 0.9%
     250,000  COMSAT Corp. ................ $  6,147,202   $   4,968,750
     145,000  Loral Space &
                Communications Ltd.+ ......    2,557,395       3,525,313
     132,600  TCI Satellite Entertainment
                Inc., Cl. A+ ..............    1,104,453       2,121,600
                                            ------------   -------------
                                               9,809,050      10,615,663
                                            ------------   -------------
              SPECIALTY CHEMICALS -- 0.9%
      25,000  Dexter Corp. ................      766,919         993,750
     250,000  Ferro Corp. .................    4,571,499       5,500,000
     100,000  General Chemical Group Inc. .      330,642         231,250
     130,000  Monsanto Co. ................    5,563,118       4,631,250
                                            ------------   -------------
                                              11,232,178      11,356,250
                                            ------------   -------------
              TELECOMMUNICATIONS -- 2.4%
     780,000  Citizens Utilities Co., Cl. B+   8,019,934      11,066,250
     172,462  Commonwealth Telephone
                Enterprises Inc.+ .........    3,170,439       9,118,928
     100,000  RCN Corp.+ ..................      602,133       4,850,000
     144,000  Rogers Communications
                Inc., Cl. B, ADR+ .........    2,407,223       3,564,000
                                            ------------   -------------
                                              14,199,729      28,599,178
                                            ------------   -------------
              WIRELESS COMMUNICATIONS -- 7.8%
     144,000  Rogers Cantel Mobile
                Communications Inc., Cl. B+    2,209,939       5,238,000
     500,000  Telecom Italia Mobile SpA ...    1,844,697       5,585,202
     660,000  Telephone & Data
                Systems Inc. ..............   28,192,007      83,160,000
                                            ------------   -------------
                                               32,46,643      93,983,202
                                            ------------   -------------
              TOTAL COMMON STOCKS            668,564,160   1,125,455,789
                                            ------------   -------------

              PREFERRED STOCK -- 0.4%
              PUBLISHING -- 0.4%
     155,500  News Corp. Ltd., Pfd., ADR ..    2,390,998       5,199,531
                                            ------------   -------------

    PRINCIPAL
     AMOUNT
     ------
              U.S. GOVERNMENT OBLIGATIONS -- 4.2%
 $52,274,000  U.S. Treasury Bills,
               5.17% to 5.33%++,
               due 01/13/00 to 03/30/00 (c)   51,631,786      51,646,366
                                            ------------   -------------



    PRINCIPAL                                                  MARKET
     AMOUNT                                     COST           VALUE
     ------                                     ----          --------
              REPURCHASE AGREEMENTS -- 1.9%
 $22,358,000  Agreement with State Street
                Bank & Trust Co.,
                3.25%, dated 12/31/99,
                due 01/03/00, proceeds at
                maturity $22,364,055 (d) .. $ 22,358,000  $   22,358,000
                                            ------------  --------------
              TOTAL
               INVESTMENTS -- 99.9% ........ $744,944,944   1,204,659,686
                                            ============
              OTHER ASSETS AND
               LIABILITIES (NET)-- 0.1% .................        660,758
                                                          --------------
              NET ASSETS -- 100.0%
               (61,973,517 shares outstanding) .......... $1,205,320,444
                                                          ==============
              NET ASSET VALUE AND REDEMPTION
               PRICE PER SHARE ..........................         $19.45
                                                                  ======
              MAXIMUM OFFERING PRICE PER SHARE
                ($19.45 / .945,  based on maximum
                sales charge of 5.5% of the offering
                price at December 31, 1999) .............         $20.58
                                                                  ======
------------------------
              For Federal tax purposes:
              Aggregate cost ............................   $745,858,564
                                                            ------------
              Gross unrealized appreciation .............   $506,604,673
              Gross unrealized depreciation .............    (47,803,551)
                                                            ------------
              Net unrealized appreciation ...............   $458,801,122
                                                            ============


      NUMBER OF                                              UNREALIZED
      CONTRACTS                                             DEPRECIATION
      ---------                                             ------------
              FUTURES CONTRACTS
         100  Short S&P 500 Index Futures
                03/16/00 ................................   $ (1,107,000)
                                                            ------------
    ------------------------
    (a)   Security fair valued under procedures established by the
          Board of Directors.
    (b) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
    (c)   Security was pledged as collateral for future contracts.
    (d) Collateralized by U.S. Treasury Bond, 8.50%, due 02/15/20, market value $22,805,550.
    +     Non-income producing security.
    ++    Represents annualized yield at the date of purchase.
    ADR - American Depositary Receipt.
    GDR - Global Depositary Receipt.

                 See accompanying notes to financial statements.

                           THE GABELLI VALUE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $744,944,944) ......  $1,204,659,686
  Cash and foreign currency,
    at value (Cost $31,448) ......................          32,078
  Dividends and interest receivable ..............         404,488
  Receivable for investments sold ................       2,141,877
  Receivable for Fund shares sold ................       3,061,379
                                                    --------------
  TOTAL ASSETS ...................................   1,210,299,508
                                                    --------------
LIABILITIES:
  Payable for investments purchased ..............       2,056,965
  Payable for Fund shares redeemed ...............         991,543
  Payable for investment advisory fees ...........         988,093
  Payable for distribution fees ..................         476,676
  Payable to custodian ...........................          80,000
  Payable for shareholder services fees ..........          89,500
  Variation margin ...............................          85,000
  Other accrued expenses .........................         211,287
                                                    --------------
  TOTAL LIABILITIES ..............................       4,979,064
                                                    --------------
  NET ASSETS applicable to 61,973,517
    shares outstanding ...........................  $1,205,320,444
                                                    ==============
NET ASSETS CONSIST OF:
  Shares of capital stock, at par value ..........  $       61,974
  Additional paid-in capital .....................     746,456,718
  Accumulated net realized gain on investments,
    futures contracts and foreign currency
    transactions .................................         193,380
  Net unrealized appreciation on investments,
    futures contracts and foreign currency
    transactions .................................     458,608,372
                                                    --------------
   TOTAL NET ASSETS ..............................  $1,205,320,444
                                                    ==============
  NET ASSET VALUE and redemption price per
    share ($1,205,320,444 / 61,973,517 shares
    outstanding; 300,000,000 shares authorized
    of $0.001 par value) .........................          $19.45
                                                            ======
    Maximum offering price per share ($19.45 / .945,
    based on maximum sales charge of 5.5% of the
    offering price at December 31, 1999) .........          $20.58
                                                            ======


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $15,044) ....    $  5,263,790
  Dividends from securities of affiliated issuers        1,008,900
  Interest .......................................       3,514,929
                                                      ------------
  TOTAL INVESTMENT INCOME ........................       9,787,619
                                                      ------------
EXPENSES:
  Investment advisory fees .......................      10,010,005
  Distribution fees ..............................       2,502,501
  Shareholder services fees ......................         643,961
  Custodian fees .................................         231,546
  Shareholder communications expenses ............         205,677
  Directors' fees ................................          82,724
  Legal and audit fees ...........................          72,108
  Miscellaneous expenses .........................          50,480
                                                      ------------
  TOTAL EXPENSES .................................      13,799,002
                                                      ------------
  NET INVESTMENT LOSS ............................      (4,011,383)
                                                      ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments, futures
    contracts and foreign currency transactions ..     100,076,762
  Net realized gain on investments in securities of
    affiliated issuers ...........................         774,663
  Net change in unrealized appreciation on
    investments, futures contracts and foreign
    currency transactions ........................     175,404,520
                                                      ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS, FUTURES CONTRACTS AND
    FOREIGN CURRENCY TRANSACTIONS ................     276,255,945
                                                      ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..............................    $272,244,562
                                                      ============



STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED          YEAR ENDED
                                                                               DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                               -----------------   -----------------

OPERATIONS:
  Net investment loss .......................................................   $   (4,011,383)       $ (3,003,546)
  Net realized gain on investments, futures contracts
    and foreign currency transactions .......................................      100,851,425          71,122,721
  Net change in unrealized appreciation on investments, futures
    contracts and foreign currency transactions .............................      175,404,520          78,651,758
                                                                                --------------        ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................      272,244,562         146,770,933
                                                                                --------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ..........................................      (98,020,328)        (67,357,159)
                                                                                --------------        ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................      (98,020,328)        (67,357,159)
                                                                                --------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ................      232,283,949         122,851,446
                                                                                --------------        ------------
  NET INCREASE IN NET ASSETS ................................................      406,508,183         202,265,220
NET ASSETS:
  Beginning of period .......................................................      798,812,261         596,547,041
                                                                                --------------        ------------
  End of period .............................................................   $1,205,320,444        $798,812,261
                                                                                ==============        ============

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin."

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1999, reclassifications were made to increase undistributed net investment loss for $4,011,383 and decrease accumulated net realized gain on investments, futures contracts and foreign currency transactions for $3,646,035 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $2,502,501, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $625,528,419 and $544,854,807, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1999, the Fund paid brokerage commissions of $842,016 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 1999, Gabelli & Company, Inc. informed the Fund that it received $429,606 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                       YEAR ENDED
                                                           DECEMBER 31, 1999                DECEMBER 31, 1998
                                                     -----------------------------     ----------------------------
                                                        SHARES           AMOUNT           SHARES          AMOUNT
                                                     ------------    -------------     ------------    ------------
Shares sold ......................................    46,091,287     $854,723,224       27,523,248     $432,994,065
Shares issued upon reinvestment of dividends .....     4,831,785       91,140,380        3,911,560       60,786,193
Shares redeemed ..................................   (38,641,620)    (713,579,655)     (23,466,641)    (370,928,812)
                                                     -----------     ------------      -----------     ------------
    Net increase .................................    12,281,452     $232,283,949        7,968,167     $122,851,446
                                                     ===========     ============      ===========     ============

8. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1999, is set forth below:

                                                                                                          PERCENT
                                                NET                                         VALUE AT       OWNED
                                 BEGINNING     SHARES     ENDING    REALIZED   DIVIDEND   DECEMBER 31,    OF SHARES
                                  SHARES     PURCHASED    SHARES      GAIN      INCOME       1999        OUTSTANDING
                                 ---------   ---------    ------    --------  ---------   ------------   -----------
Media General Inc., CI. A        1,678,000     74,000   1,752,000   $774,663  $1,008,900   $91,104,000      6.73%
                                                                    ========  ==========   ===========

9. NEW SHARE CLASSES. On February 17, 1999, the Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of two additional classes of shares of the Fund -- Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class A Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class A Shares) to be effective upon the commencement of the offering of the New Share Classes. The New Share Classes are currently not being offered to the public.

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period.

                                                                         YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
                                                      1999           1998         1997          1996         1995
                                                   ----------      -------      --------      --------     --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ........   $    16.08      $ 14.30      $  11.52      $  11.61     $  10.49
                                                   ----------      -------      --------      --------     --------
   Net investment income (loss) ................        (0.06)       (0.05)        (0.05)        (0.02)        0.05
   Net realized and unrealized gain
     on investments ............................         5.15         3.32          5.55          1.04         2.30
                                                   ----------      -------      --------      --------     --------
   Total from investment operations ............         5.09         3.27          5.50          1.02         2.35
                                                   ----------      -------      --------      --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .......................           --           --            --            --        (0.05)
   Net realized gain on investments ............        (1.72)       (1.49)        (2.72)        (1.10)       (1.18)
   Paid-in capital .............................           --           --            --         (0.01)          --
                                                   ----------      -------      --------      --------     --------
   Total distributions .........................        (1.72)       (1.49)        (2.72)        (1.11)       (1.23)
                                                   ----------      -------      --------      --------     --------
   NET ASSET VALUE, END OF PERIOD ..............   $    19.45      $ 16.08      $  14.30      $  11.52     $  11.61
                                                   ==========      =======      ========      ========     ========
   Total return+ ...............................        31.9%        23.2%         48.2%          8.7%        22.5%
                                                   ==========      =======      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ........   $1,205,320     $798,812      $596,547      $460,836     $486,144
   Ratio of net investment income (loss)
     to average net assets .....................      (0.40)%      (0.41)%       (0.45)%       (0.12)%        0.42%
   Ratio of operating expenses
     to average net assets .....................        1.38%        1.40%         1.42%         1.40%        1.50%
   Portfolio turnover rate .....................          59%          46%           44%           37%          65%

-------------------------------
+ Total  return  represents  aggregate  total  return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To The Board of Directors and Shareholders of
The Gabelli Value Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value Fund Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of short term capital gains) totaling $0.41 per share and long term capital gains totaling $1.31 per share. For the fiscal year ended December 31, 1999, 25.32% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1999 which was derived from U.S. Treasury securities was 9.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Value Fund did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

           Mario J. Gabelli, CFA             Robert J. Morrissey
           CHAIRMAN AND CHIEF                ATTORNEY-AT-LAW
           INVESTMENT OFFICER                MORRISSEY, HAWKINS & LYNCH
           GABELLI ASSET MANAGEMENT INC.

           Felix J. Christiana               Karl Otto Pohl
           FORMER SENIOR VICE PRESIDENT      FORMER PRESIDENT
           DOLLAR DRY DOCK SAVINGS BANK      DEUTSCHE BUNDESBANK

           Anthony J. Colavita               Anthony R. Pustorino
           ATTORNEY-AT-LAW                   CERTIFIED PUBLIC ACCOUNTANT
           ANTHONY J. COLAVITA, P.C.         PROFESSOR, PACE UNIVERSITY


                                    OFFICERS

           Mario J. Gabelli, CFA             Bruce N. Alpert
           PRESIDENT AND CHIEF               CHIEF OPERATING OFFICER
           INVESTMENT OFFICER                VICE PRESIDENT AND
                                             TREASURER
           James E. McKee
           SECRETARY



                                   CUSTODIAN
                      Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                   UNDERWRITER
                             Gabelli & Company, Inc.




--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB409Q499SR


                                             [Photo of Mario J. Gabelli omitted]

THE
GABELLI
VALUE
FUND
INC.




                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999